UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2020

Rexahn Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15245 Shady Grove Road, Suite 455 Rockville, MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (240) 268-5300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	REXN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company             ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement.

On September 10, 2020, Rexahn Pharmaceuticals, Inc. (the “Company”) entered into Warrant Exchange Agreements (the “Agreements”) with each of Empery Asset Master, Ltd. (“EAM”), Empery Tax Efficient, LP (“ETE”) and Empery Tax Efficient II, LP (“ETE II” and together with EAM and ETE, the “Empery Entities”). The Company previously issued to the Empery Entities (a) warrants to purchase an aggregate of 104,168 shares (on a post-reverse stock split basis) of its common stock, par value $.0001 per share (the “Common Stock”) pursuant to the offering described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 6, 2015 (the “2015 Warrants”), (b) warrants to purchase an aggregate of 27,212 shares (on a post-reverse stock split basis) of Common Stock pursuant to the offering described in the Company’s Current Report on Form 8-K filed with the SEC on October 13, 2017 (the “2017 Warrants”), and (c) warrants to purchase an aggregate of 83,335 shares (on a post-reverse stock split basis) of Common Stock pursuant to the offering described in the Company’s Current Report on Form 8-K filed with the SEC on January 25, 2019 (the “2019 Warrants” and together with the 2015 Warrants and the 2017 Warrants, the “Warrants”). Pursuant to the Agreements, on September 10, 2020, the Company issued an aggregate of 16,324, 9,081 and 30,774 shares of Common Stock to EAM, ETE and ETE II, respectively, in exchange for the surrender and cancellation of the Warrants held by such holder.

The above summary of the Agreements does not purport to be complete and is qualified in its entirety to the full text of each of the Agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are qualified herein by this reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosures set forth above under Item 1.01 are incorporated herein by reference. The issuance by the Company of the shares of Common Stock in exchange for the surrender and cancellation of the Warrants is being made in reliance on Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 9.01	Financing Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1*	Warrant Exchange Agreement, dated September 10, 2020, by and between Rexahn Pharmaceuticals, Inc. and Empery Asset Master, Ltd.
10.2*	Warrant Exchange Agreement, dated September 10, 2020, by and between Rexahn Pharmaceuticals, Inc. and Empery Tax Efficient, LP.
10.3*	Warrant Exchange Agreement, dated September 10, 2020, by and between Rexahn Pharmaceuticals, Inc. and Empery Tax Efficient II, LP.

*	Portions of this exhibit have been omitted in compliance with Item 601 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REXAHN PHARMACEUTICALS, INC.

Date: September 11, 2020	/s/ Douglas J. Swirsky
Douglas J. Swirsky
President and Chief Executive Officer